UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

————————————————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2015

HERITAGE FINANCIAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-34902 (Commission File Number)	38-3814230 (I.R.S. Employer Identification No.)

721 North Westover Boulevard, Albany,  Georgia  31707

(Address of principal executive offices)

(229) 420-0000

Registrant's telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

This Current Report on Form 8-K is being filed pursuant to a memorandum of understanding regarding the settlement of certain litigation relating to the proposed merger (the “Merger”) of Heritage Financial Group, Inc. (“Heritage”) with and into Renasant Corporation (“Renasant”) pursuant to that certain Agreement and Plan of Merger, dated as of December 10, 2014 by and among Heritage, HeritageBank of the South (“HeritageBank”), Renasant and Renasant Bank (the “Merger Agreement”).

Supplement to Definitive Joint Proxy Statement/Prospectus

As previously disclosed on page 81 (among other places) of the joint proxy statement/prospectus dated May 1, 2015 of Heritage and Renasant (the “Proxy Statement”) under the heading “Litigation Relating to the Merger,” a putative stockholder class action lawsuit was filed in the Circuit Court for Baltimore City, Maryland, Civil Division, against Heritage, the members of its board of directors, HeritageBank, Renasant and Renasant Bank.  The lawsuit, Stein v. Heritage Financial Group, Inc. et al., Case No. 24C14008245 (the “Litigation”), alleges that the Heritage directors breached their fiduciary duties and/or violated Maryland law in connection with the negotiation and approval of the Merger Agreement by failing to maximize shareholder value and failing to disclose material information relating to the process leading to the Merger.  The Litigation also alleges that Heritage, HeritageBank, Renasant and Renasant Bank aided and abetted those alleged breaches of fiduciary duties.

On May 14, 2015, Heritage, the members of Heritage’s board of directors, HeritageBank, Renasant and Renasant Bank entered into a memorandum of understanding agreeing in principle to settle the Litigation.  Pursuant to such memorandum of understanding, Heritage and Renasant have agreed to make certain supplemental disclosures to the Proxy Statement (the “Supplemental Disclosures”), which are set forth in this Current Report on Form 8-K. The Supplemental Disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety. Capitalized terms used but not defined in the Supplemental Disclosures have the respective meanings set forth in the Proxy Statement. In return, the plaintiff has agreed to the dismissal of the Litigation with prejudice and to refrain from filing any and all motions seeking to enjoin the Merger.

The stipulation of settlement will be subject to customary conditions, including court approval. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Circuit Court for Baltimore City, Maryland, Civil Division, will consider the fairness, reasonableness, and adequacy of the settlement.  If the settlement is finally approved by such court, it will resolve and release all claims in all actions that were or could have been brought challenging any aspect of the proposed Merger, the Merger Agreement, and any disclosure made in connection therewith, including in the Proxy Statement.  In addition, in connection with the settlement, the parties contemplate that they  shall negotiate in good faith regarding the amount of attorneys’ fees and expenses that shall be paid to plaintiff’s counsel in connection with the Litigation. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Circuit Court for Baltimore City, Maryland, Civil Division, will approve the settlement, even if the parties were to enter into such stipulation.  In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated.

The memorandum of understanding and Heritage and Renasant’s agreement to make the Supplemental Disclosures are not, and should not be construed as, an admission of wrongdoing or liability by any defendant. The defendants have vigorously denied, and continue to vigorously deny, any wrongdoing or liability with respect to the facts and claims asserted, or which could have been asserted, in the Litigation, including that they have committed any violations of law or breach of fiduciary duty, aided and abetted any violations of law or breaches of fiduciary duty, acted improperly in any way or have any liability or owe any damages of any kind to the plaintiff or to the purported class.  While neither admitting nor denying the legal necessity or materiality of any of the Supplemental Disclosures in this Current Report on Form 8-K, Heritage and Renasant have agreed to make the following Supplemental Disclosures in order to avoid the risk of the Litigation delaying or adversely affecting the Merger, to minimize the substantial expense, burden, distraction and inconvenience of continued litigation, and to fully and finally resolve these claims.  Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under the federal securities laws, state fiduciary law or any other law, statute, rule or regulation of any of the disclosures set forth herein.

The Merger—Background of the Merger

The Joint Proxy Statement/Prospectus is hereby amended and supplemented by replacing the last sentence on page 42 with the following:

Heritage considered several financial advisors, but ultimately selected and engaged KBW as its financial advisor in connection with a possible sale of Heritage because of its qualifications, experience and reputation in mergers and acquisitions and its familiarity with Heritage and the community banking industry.

The Joint Proxy Statement/Prospectus is hereby amended and supplemented by replacing the second sentence in the second paragraph on page 43 with the following:

The independent directors of Heritage, Joseph C. Burger, Jr., James Keith Land, Antone D. Lehr, Douglas J. McGinley, and James Lee Stanley, met to discuss Company A’s letter of intent and its proposed terms.

The Joint Proxy Statement/Prospectus is hereby amended and supplemented by adding the following after the last sentence in the third paragraph on page 43:

Nevertheless, Company A was not contractually prohibited from proposing a new transaction at a later date.

The Joint Proxy Statement/Prospectus is hereby amended and supplemented by adding the following after the second sentence in the third full paragraph on page 44:

Mr. Dorminey informed the Heritage board of directors that Renasant had proposed a purchase price of between $26.00-$27.00 per share, which he noted was higher than the price of $25.00 per share proposed by Company A several months earlier.

The Joint Proxy Statement/Prospectus is hereby amended and supplemented by replacing the third sentence in the third full paragraph on page 44:

After discussion, Heritage’s board of directors concluded that the range of purchase prices proposed by Renasant represented a good value for the Heritage stockholders,

recognized that the range represented a premium based on the recent closing share price of Heritage common stock and determined that it was in the best interests of Heritage and its stockholders to explore a potential transaction between Heritage and Renasant and directed Mr. Dorminey to continue discussions with Renasant.

The Joint Proxy Statement/Prospectus is hereby amended and supplemented by replacing the final sentence of the third full paragraph on page 44 with the following two sentences:

KBW had informed Heritage of its prior relationship and work for Renasant. The Heritage board of directors determined that in light of KBW’s qualifications, experience in similar transactions and reputation, their mutual rapport and the board’s confidence in KBW’s professionalism based on previous interactions, this prior relationship with Renasant would not compromise KBW’s ability to act as Heritage’s financial advisor.

The Joint Proxy Statement/Prospectus is hereby amended and supplemented by revising the first sentence and adding the following in the seventh full paragraph on page 44:

Mr. Dorminey informed the board of directors of Heritage that he received the draft letter of intent from Renasant, which included the equivalent share price of $27.00 per share for Heritage common stock.  This proposed purchase price was within the range of proposed purchase prices Mr. Dorminey previously discussed with the Heritage board.

The Joint Proxy Statement/Prospectus is hereby amended and supplemented by adding the following before the last sentence in the first paragraph on page 45:

The Heritage board of directors also discussed the advantages and disadvantages of conducting a pre-signing “market check” to assess the interest of potential alternative strategic partners should the proposed merger with Renasant continue to move forward. In deciding whether to solicit alternative proposals, the Heritage board of directors considered various factors, including the attractiveness of the Renasant proposal, the possibility that Renasant would withdraw its proposal if Heritage conducted a market check, the risks of leaks and disruptions that a market check would entail and the fact that no potential buyers (other than Company A) had expressed interest in a transaction with Heritage (and that Company A did so on less attractive terms).

The Joint Proxy Statement/Prospectus is hereby amended and supplemented by adding the following two sentences before the last sentence in the last paragraph on page 45:

In addition, the Heritage board of directors also considered the structure of the transaction as a stock-for-stock merger, as opposed to a merger with a cash component, and determined that this structure would allow Heritage stockholders to participate in the future performance of the combined company and synergies resulting from the merger. The Heritage board of directors also considered whether or not to seek a “collar” on any stock component of an offer from Renasant, but decided not to seek such a provision based on, among other reasons, market practice for transactions of this type and the strategic purpose of the transaction.

The Joint Proxy Statement/Prospectus is hereby amended and supplemented by replacing the second sentence of the sixth paragraph on page 46 with the following two sentences:

In these conversations, Mr. McGraw agreed to a 4.0% termination fee. Mr. Dorminey, as previously discussed with the Heritage board of directors, agreed to strike the reverse termination fee.

The Joint Proxy Statement/Prospectus is hereby amended and supplemented by revising the first sentence of the ninth paragraph on page 46 accordingly:

At this meeting, KBW reviewed the financial aspects of the proposed merger, noting that Renasant and Heritage had fixed the exchange ratio in the merger at 0.9266x after the close of market on December 9, 2014, and rendered to the Heritage board an opinion to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in its opinion, the exchange ratio in the proposed merger was fair, from a financial point of view, to the holders of Heritage common stock as more fully described below under the caption “Opinion of Heritage’s Financial Advisor.”

The Joint Proxy Statement/Prospectus is hereby amended and supplemented by replacing the third and fourth sentences in the third full paragraph on page 63 with the following sentence:

In addition to this present engagement, in the two years preceding the date of its opinion, KBW has provided investment banking and financial advisory services to Heritage, consisting of serving as financial advisor to Heritage in connection with its acquisition of Frontier Bank in March 2013, and received compensation for such services.

The Joint Proxy Statement/Prospectus is hereby amended and supplemented by adding the following section after the last sentence of the last paragraph on page 81:

Heritage Prospective Financial Information

Heritage does not, as a matter of course, publicly disclose forecasts or internal projections as to its future performance, earnings or other results due to, among other things, the uncertainty of the underlying assumptions and estimates.  However, Heritage provided certain nonpublic unaudited prospective financial information to Renasant in the course of the process resulting in the execution of the merger agreement and KBW for its use in advising the Heritage board of directors and preparing its analyses in connection with its opinion.  This unaudited prospective financial information presented below represents Heritage’s evaluation at the time it was prepared and includes projections for Heritage on a stand-alone basis, and without reference to the proposed merger or transaction-related costs or benefits.  The prospective financial information also gives effect to Heritage’s acquisition of Alarion, which was completed on September 30, 2014, and Heritage’s acquisition of a branch from The PrivateBank, which was completed on January 20, 2015.

This nonpublic unaudited prospective financial information was not prepared for the purposes of, or with a view toward, public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, published guidelines of the SEC regarding forward-looking statements or GAAP.  Neither Mauldin & Jenkins, LLC, Heritage’s independent registered public accounting firm, nor any other independent registered public accounting firm has examined, compiled or performed any procedures with respect to the accompanying unaudited prospective financial information, and, accordingly, neither Mauldin & Jenkins, LLC nor any other public accounting firm expresses an opinion or any other form of assurance with respect to such unaudited prospective financial information. The Mauldin & Jenkins, LLC reports incorporated by reference into this joint proxy statement/prospectus relate to Heritage’s historical financial information. They do not extend to the nonpublic unaudited prospective financial information and should not be read to do so.

Although presented with numerical specificity, this nonpublic unaudited prospective financial information is based upon a variety of estimates and numerous assumptions made by Heritage’s management with respect to, among other matters, future conditions, events and outcomes, many of which are subjective and beyond our control and may prove not to have been, or may no longer be, accurate.  This prospective financial information is subject to the limitations set forth under the caption “Cautionary Statement Regarding Forward-Looking Statements” in the joint proxy statement/prospectus and should not be regarded as an indication that Heritage, Renasant, their respective boards of directors, or KBW considered, or now consider, this information to be necessarily predictive of actual future results.

The unaudited prospective financial information does not take into account any circumstances or events occurring after the date it was prepared, and, except as may be required in order to comply with applicable securities laws, Heritage does not intend to update, or otherwise revise, the unaudited prospective financial information, or the specific portions presented, to reflect circumstances existing after the date when they were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error. In addition, the unaudited prospective financial information was made with the assumption that Heritage would continue to operate during the periods covered as a publicly traded company. Also, this information may not reflect the manner in which Renasant would operate the Heritage business after the merger.

Neither we nor any of our representatives (including KBW) has made or makes any representations to any person regarding the actual performance of how Heritage will compare to the information contained in the unaudited prospective financial information.  Additionally, no assurances can be given that if this information and the underlying assumptions had been prepared as of the date of this document similar assumptions would be used. Additionally, inclusion of the Heritage unaudited prospective financial information in this joint proxy statement/prospectus should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Heritage management’s selected prospective financial information follows:
	2015E	2016E
Net Income (for the period)	$17,666,300	$20,738,179
Total Assets (at end of period)	$2,059,725,130	$2,218,655,689
Asset Growth Rate	9.41%	7.72%

Additionally, for periods beyond 2016, Heritage management projected an asset growth rate of 7.0% and projected ROA increases to 1.05% by 2019 in equal incremental increases beginning in 2017.

Additional Information about the Renasant/Heritage Transaction

This report is being made in respect of the proposed Merger. In connection with the proposed Merger, Renasant filed with the Securities and Exchange Commission (the “SEC”) a definitive joint proxy statement of Renasant and Heritage, which also constitutes a definitive prospectus for Renasant, on May 1, 2015, and may file other relevant documents concerning the proposed Merger. This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, HERITAGE AND THE PROPOSED MERGER. The definitive joint proxy statement/prospectus was mailed to shareholders of Renasant and stockholders of Heritage on or about May 1, 2015. Investors may also obtain copies of the definitive joint proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC’s website (www.sec.gov). In addition, documents filed with the SEC by Renasant are available free of charge from Kevin Chapman, Chief Financial Officer, Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804-4827, telephone: (662) 680-1450. Documents filed with the SEC by Heritage are available free of charge from Heritage by contacting T. Heath Fountain, Chief Financial Officer, Heritage Financial Group, Inc., 721 N. Westover Blvd, Albany, Georgia, telephone: (229) 878-2055.

Renasant, Heritage and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Renasant and the stockholders of Heritage in connection with the proposed Merger. Information about the directors and executive officers of Renasant is included in the proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on March 2, 2015. Information about the directors and executive officers of Heritage is included in the proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 15, 2015. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction is included in the joint proxy statement/prospectus.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995:

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage companies to provide information about their anticipated future financial performance.  This act provides a safe harbor for such disclosure, which protects a company from unwarranted litigation if actual results are different from management expectations. This report reflects the current views and estimates of future economic circumstances, industry conditions, company performance, and financial results of the management of Renasant and Heritage.  These forward-looking statements are subject to a number of factors and uncertainties which could cause Renasant’s, Heritage’s or the combined company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements, and such differences may be material. Forward-looking statements speak only as of the date they are made and neither Renasant nor Heritage assumes any duty to update forward-looking statements, unless required by applicable law.  In addition to factors previously disclosed in Renasant’s and Heritage’s reports filed with the SEC and those identified elsewhere in this report, these forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Renasant and Heritage and between Renasant Bank and HeritageBank of the South, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Renasant’s and Heritage’s plans, objectives, expectations and intentions and other statements contained in this report that are not historical facts.  Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Renasant’s and Heritage’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.

Actual results may differ from those indicated or implied in the forward-looking statements and such differences may be material.

The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Renasant and Heritage may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities or costs savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons, including issues arising in connection with Heritage’s integration of Alarion Financial Services, Inc.; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) Renasant’s shareholders or Heritage’s stockholders may fail to approve the transaction; (7) reputational risks and the reaction of the companies’ customers to the transaction; (8) diversion of management time on merger related issues; (9) changes in asset quality and credit risk; (10) the cost and availability of capital; (11) customer acceptance of the combined company’s products and services; (12) customer borrowing, repayment, investment and deposit practices; (13) the outcome of pending litigation against, among others, Heritage, the current members of its board of directors, HeritageBank of the South, Renasant and Renasant Bank; (14) the introduction, withdrawal, success and timing of business initiatives; (15) the impact, extent, and timing of technological changes; (16) severe catastrophic events in our geographic area; (17) a weakening of the economies in which the combined company will conduct operations may adversely affect its operating results; (18) the U.S. legal and regulatory framework, including those associated with the Dodd Frank Wall Street Reform and Consumer Protection Act, could adversely affect the operating results of the combined company; (19) the interest rate environment may compress margins and adversely affect net interest income; and (20) competition from other financial services companies in the companies’ markets could adversely affect operations.  Additional factors that could cause Renasant’s and Heritage’s results to differ materially from those described in the forward-looking statements can be found in Renasant’s and Heritage’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov).  All subsequent written and oral forward-looking statements concerning Renasant, Heritage or the proposed Merger or other matters and attributable to Renasant, Heritage or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above.  Renasant and Heritage do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made, except as may be required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL GROUP, INC.

Date: May 18, 2015	By: /s/ T. Heath Fountain
T. Heath Fountain
Executive Vice President and
Chief Financial Officer